UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022
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Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 1, 2022, Edward L. Dudley (“Mr. Dudley”), Senior Vice President - Sales and Marketing of Rocky Mountain Chocolate Factory, Inc. (the “Company”), has informed the Company of his intention to retire from the Company.

In connection with Mr. Dudley’s retirement, Mr. Dudley and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”), dated as of September 30, 2022 (the “Effective Date”). Under the Separation Agreement, Mr. Dudley will retire from the Company on the Effective Date and will be entitled, subject to the terms and conditions therein, to the following payments and separation benefits: (i) a cash separation payment amount in accordance with Mr. Dudley’s employment agreement dated May 21, 1999; (ii) acceleration of vesting of Mr. Dudley’s 12,499 unvested restricted stock units as of the Effective Date; (iii) an additional cash severance payment of $70,000; and (iv) Mr. Dudley has agreed to provide consulting services to the Company through December 31, 2022, to the extent requested by the Company, for which he will receive a cash payment of $56,250. In addition, the Separation Agreement includes covenants related to cooperation, solicitation and employment, as well as customary release of claims and non-disparagement provisions in favor of the Company.

Item 9.01.         Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: September 30, 2022	By:	/s/ Robert J. Sarlls
	Name:	Robert J. Sarlls
	Title:	Chief Executive Officer